OPPENHEIMER CONVERTIBLE SECURITIES FUND

Supplement dated April 17, 2009 to the current Prospectus

and Statement of Additional Information

This supplement amends the current Prospectus and Statement of Additional Information of Oppenheimer Convertible Securities Fund (the “Fund”), and is in addition to any other supplements.

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund’s shareholders that the Fund reorganize with and into Oppenheimer Capital Income Fund (“Capital Income Fund”). The Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) to be entered into between the Fund and Capital Income Fund. Pursuant to the Agreement, Capital Income Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Fund in exchange for shares of Capital Income Fund (the “Reorganization”). If the Reorganization takes place, Fund shareholders will receive shares of Capital Income Fund equal in value to the value of the net assets of the shares of the Fund they held immediately prior to the Reorganization. The shares of Capital Income Fund to be received by shareholders of the Fund will be issued at net asset value without a sales charge and will not be subject to any additional contingent deferred sales charge. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

The Reorganization is conditioned upon, among other things, approval by the Fund’s shareholders. Shareholders of record, as of April 23, 2009 will be entitled to vote on the Reorganization and will receive a combined proxy statement and prospectus describing the Reorganization and the shareholder meeting. The combined proxy statement and prospectus is expected to be distributed to shareholders of record on or about May 28, 2009. The shareholder meeting is scheduled for July 10, 2009. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about July 17, 2009.

April 17, 2009                                                                                                  PS0345.026